UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2016

Resolute Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800, Denver, CO

(Address of principal executive offices)

80203

(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

As previously reported, on October 4, 2016, Resolute Energy Corporation (the “Company”) and Resolute Natural Resources Southwest, LLC, a wholly-owned subsidiary of the Company (“Resolute Southwest”), entered into a Purchase and Sale Agreement (the “Firewheel Purchase Agreement”) with Firewheel Energy, LLC (“Firewheel”), pursuant to which Resolute Southwest agreed to acquire certain oil and gas interests in the Delaware Basin in Reeves County, Texas (the “Firewheel Properties”) for an aggregate consideration to Firewheel of $135 million, consisting of cash and common stock of the Company (the “Delaware Basin Acquisition”). The Delaware Basin Acquisition closed on October 7, 2016, with an effective date of September 1, 2016. A copy of the Firewheel Purchase Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

Stock Consideration for Firewheel Properties

The Company issued 2,114,523 shares of the Company’s common stock (the “Stock Consideration”) to Firewheel upon the closing of the Delaware Basin Acquisition, as partial consideration for the Firewheel Properties. The issuance of the Stock Consideration was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The Company has relied on this exemption from registration based in part on representations made by Firewheel.

Convertible Preferred Stock

As previously reported, on October 4, 2016, the Company entered into a Purchase Agreement (the “Preferred Stock Purchase Agreement”) with BMO Capital Markets Corp. (“Initial Purchaser”), pursuant to which the Company agreed to issue and sell to Initial Purchaser 55,000 shares (the “Firm Securities”) of the Company’s 8⅛% Series B Cumulative Perpetual Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”) and, at Initial Purchaser’s option, up to 7,500 additional shares of Convertible Preferred Stock (together with the Firm Securities, collectively, the “Securities”). A copy of the Preferred Stock Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On October 6, 2016, Initial Purchaser exercised its over-allotment option to purchase the additional 7,500 shares of Convertible Preferred Stock in full, bringing the total shares of Convertible Preferred Stock purchased by Initial Purchaser to 62,500, for an aggregate net consideration of $60 million, before offering expenses.

The closing of the sale of the Securities occurred on October 7, 2016.

Item 3.03Material Modifications to Rights of Security Holders.

Under the terms of the Convertible Preferred Stock, the Company’s ability to declare or pay dividends or make distributions on, or purchase, redeem or otherwise acquire for consideration, shares of the Company’s common stock, or any stock junior to or on parity with the Convertible Preferred Stock, whether currently outstanding or issued in the future, will be subject to certain restrictions in the event that the Company does not pay in full or declare and set aside for payment in full all accrued and unpaid dividends on the Convertible Preferred Stock. The terms of the Convertible Preferred Stock are more fully set forth in the Certificate of Designations (as defined below) described in Item 5.03 below, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of the Convertible Preferred Stock, on October 7, 2016, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations of 8⅛% Series B Cumulative Perpetual Convertible Preferred Stock (the “Certificate of Designations”) for the purpose of amending its amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to establish the designations, preferences, limitations and relative rights of the Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Holders of Convertible Preferred Stock are entitled to receive, when, as and if declared by the Company’s board of directors, cumulative dividends, payable in cash, at an annual rate of 8⅛% on the $1,000 liquidation preference per share of the Convertible Preferred Stock, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2017.

Each share of Convertible Preferred Stock has a liquidation preference of $1,000 per share and is convertible, at the holder’s option at any time, initially into 33.8616 shares of the Company’s common stock (which is equivalent to an initial conversion price of approximately $29.53 per share of common stock), subject to specified adjustments and limitations as set forth in the Certificate of Designations. Under certain circumstances, the Company will increase the conversion rate upon a “fundamental change” as described in the Certificate of Designations. Based on the initial conversion rate and the full exercise of Initial Purchaser’s over-allotment option, 2,116,350 shares of the Company’s common stock would be issuable upon conversion of all of the Convertible Preferred Stock.

At any time on or after October 15, 2021, the Company may, at its option, give notice of its election to cause all outstanding shares of Convertible Preferred Stock to be automatically converted into shares of the Company’s common stock at the conversion rate, if the closing sale price of the Company’s common stock equals or exceeds 150% of the conversion price for at least 20 trading days in a period of 30 consecutive trading days, as described in the Certificate of Designations.

Except as required by law or the Certificate of Incorporation, which includes the Certificate of Designations, the holders of Convertible Preferred Stock have no voting rights (other than with respect to certain matters regarding the Convertible Preferred Stock or when dividends payable on the Convertible Preferred Stock have not been paid for an aggregate of six or more quarterly dividend periods, whether or not consecutive, as provided in the Certificate of Designations).

Upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of Convertible Preferred Stock, plus an amount equal to accrued and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution, to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and distributions to holders of shares of senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The foregoing description of the Certificate of Designations is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 7, 2016, the Company issued a press release announcing the closing of the Delaware Basin Acquisition and the closing of the sale of the Securities to Initial Purchaser. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

Fall Borrowing Base Redetermination

On October 7, 2016, Resolute Energy Corporation (the “Company”) and the agent and lenders under its Revolving Credit Facility (as defined below) completed the fall borrowing base redetermination process.  The Company’s borrowing base was re-affirmed at $105 million.

On September 30, 2016, the Company and the agent and lenders under its Revolving Credit Facility entered into the thirteenth amendment to the facility to amend the restricted payment covenant to permit the Company to pay up to $5 million annually and $20 million in aggregate in dividends on preferred stock, in addition to the existing restricted payment basket that provided for other restricted payments of up to $5 million annually and $20 million in aggregate (which two baskets may be aggregated).  In addition the Company made other administrative amendments to the Revolving Credit Facility.  The thirteenth amendment is filed as Exhibit 10.3 to this Form 8-K.

The “Revolving Credit Facility” is defined as the Second Amended and Restated Credit Agreement, dated as of March 30, 2010, among the Company (and certain of  its subsidiaries as guarantors), Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto, as amended by the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement (“Fourth Amendment”) dated December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement (“Fifth Amendment”) dated December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement (“Sixth Amendment”) dated March 22, 2013, the Seventh Amendment to Second Amended and Restated Credit Agreement (“Seventh Amendment”) dated April 15, 2013, the Eighth Amendment to Second Amended and Restated Credit Agreement (“Eighth Amendment”) dated December 13, 2013, the Ninth Amendment to Second Amended and Restated Credit Agreement (“Ninth Amendment”) dated March 7, 2014, the Tenth Amendment to Second Amended and Restated Credit Agreement (“Tenth Amendment”) dated March 14, 2014, the Eleventh Amendment to Second Amended and Restated Credit Agreement (“Eleventh Amendment”) dated December 30, 2014, and the Twelfth Amendment to Second Amended and Restated Credit Agreement dated April 15, 2015 (“Twelfth Amendment”).

The Second Amended and Restated Credit Agreement, dated as of March 30, 2010, is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010. Copies of the First Amendment, Second Amendment and Third Amendment are filed as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012, the Fourth Amendment is filed as Exhibit 10.3 with the Company’s Current Report on Form 8-K filed December 11, 2012, the Fifth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 31, 2012, the Sixth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 25, 2013, the Seventh Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed April 15, 2013, the Eighth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 19, 2013, the Ninth Amendment is filed as Exhibit 10.1.9 with the Company’s Annual Report on Form 10-K filed March 10, 2014, the Tenth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 19, 2014, the Eleventh Amendment is filed with the Company’s Current Report on Form 8-K filed December 31, 2014 and the Twelfth Amendment is filed with the Company’s Current Report on Form 8-K filed April 15, 2015.

Item 9.01Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

The audited statement of revenue and direct operating expenses of the Firewheel Properties for the year ended December 31, 2015, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the Firewheel Properties for the six months ended June 30, 2016 and the six months ended June 30, 2015, including the notes thereto, were attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2016 and are incorporated by reference herein.

(b)Pro forma financial information.

Pro forma consolidated financial statements for the Company, giving effect to the Delaware Basin Acquisition, were attached as Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2016 and are incorporated by reference herein.

(d)Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated October 4, 2016, among Resolute Energy Corporation, Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC.
3.1	Certificate of Designations of 8⅛% Series B Cumulative Perpetual Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware and effective October 7, 2016.
10.1*	Purchase Agreement, dated October 4, 2016, between Resolute Energy Corporation and BMO Capital Markets Corp.
10.2	Registration Rights Agreement, dated October 4, 2016, between Resolute Energy Corporation and Firewheel Energy, LLC.
10.3

Thirteenth Amendment to Second Amended and Restated Credit Agreement, dated as of September 30, 2016, among Resolute Energy Corporation as Borrower and certain of its subsidiaries as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

23.1	Consent of KPMG LLP.
99.1	Resolute Energy Corporation Press Release, dated October 7, 2016.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2016	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated October 4, 2016, among Resolute Energy Corporation, Resolute Natural Resources Southwest, LLC and Firewheel Energy, LLC.
3.1	Certificate of Designations of 8⅛% Series B Cumulative Perpetual Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware and effective October 7, 2016.
10.1*	Purchase Agreement, dated October 4, 2016, between Resolute Energy Corporation and BMO Capital Markets Corp.
10.2	Registration Rights Agreement, dated October 4, 2016, between Resolute Energy Corporation and Firewheel Energy, LLC.
10.3

Thirteenth Amendment to Second Amended and Restated Credit Agreement, dated as of September 30, 2016, among Resolute Energy Corporation as Borrower and certain of its subsidiaries as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

23.1	Consent of KPMG LLP.
99.1	Resolute Energy Corporation Press Release, dated October 7, 2016.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.